AMERITOR

                                    SECURITY
                                      TRUST

                                  ANNUAL REPORT

                                  JUNE 30, 2001

                         An Ameritor NO-LOAD Mutual Fund

                              --------------------
                                  Ameritor
                                   Financial
                                    Corporation
                              --------------------

                               Investment Advisor

Dear Shareholder:

As you will note in this report, Ameritor Security Trust Fund had a negative return this past fiscal year. This performance was a reflection of the general trend of the stock market over that period of time.

We will seek to achieve a favorable performance in the coming year, with the assistance of our professional and experienced portfolio manager, Paul Dietrich. Every effort will be made to increase the value of the portfolio to produce a positive return.

Ameritor Financial Corporation (AFC), has engaged Unified Fund Services, Inc. to serve as a subcontractor for our fund accounting. AFC will perform transfer agency and administrative services for the Fund in our continued efforts to reduce operating costs for the ultimate benefit of the shareholders.

We shall endeavor to make your Fund an attractive investment and will continue working toward enhanced appreciation of your investments, lower operating costs and higher shareholder return in future years.

Sincerely,

/s/ Carole S. Kinney

Carole S. Kinney
President

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Trustees
    and Shareholders of
Ameritor Security Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ameritor Security Trust, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights presented for the three year period ending June 30, 1999 were audited by other auditors whose report dated August 6, 1999 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritor Security Trust as of June 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
August 2, 2001

                          AMERITOR SECURITY TRUST FUND
                            Portfolio of Investments
                                  June 30, 2001

                                                                        Value
                                                          Shares       (Note 1)
                                                        ----------    ----------
COMMON STOCK - 99.99%

Computers - 9.35%
Dell Computer Corp. (a)                                      1,663    $   44,918
EMC Corp. (a)                                                3,302        98,928
Sun Microsystems, Inc. (a)                                   5,240        84,888
                                                                      ----------
          Total Computers                                                228,734
                                                                      ----------

Computer Software & Services - 19.21%
AOL Time Warner, Inc. (a)                                    1,450        76,850
Cisco Systems, Inc. (a)                                      5,500       106,150
Comverse Technology, Inc. (a)                                  624        35,949
Juniper Networks, Inc. (a)                                     757        23,482
Mercury Interactive Corp. (a)                                  916        56,380
Microsoft Corp. (a)                                          1,300        93,664
Oracle Corp. (a)                                             2,300        45,310
Seibel Systems, Inc.                                           679        32,117
                                                                      ----------
          Total Computer Software & Services                             469,902
                                                                      ----------

Computer Hardware & Software - 3.21%
Network Appliance, Inc. (a)                                  1,466        20,245
VERITAS Software Corp. (a)                                     859        58,197
                                                                      ----------
          Total Computer Hardware & Software                              78,442
                                                                      ----------

Electronics - 9.43%
Altera Corp. (a)                                               600        17,790
CTS Corp.                                                    1,005        20,602
General Electric Co. (a)                                     1,900        92,720
Motorola, Inc.                                               1,903        31,514
Sanmina Corp. (a)                                              942        22,702
Solectron Corp. (a)                                          1,687        30,872
Symbol Technologies, Inc.                                      655        14,548
                                                                      ----------
          Total Electronics                                              230,748
                                                                      ----------

Electronic Instruments - 0.55%
Agilent Technologies, Inc. (a)                                 404        13,534
                                                                      ----------
          Total Computers                                                 13,534
                                                                      ----------

Electronics - Semiconductors - 14.48%
Applied Micro Circuits Corp. (a)                             1,118        19,789
Broadcom Corp. (a)                                             798        34,338
Conexant Systems, Inc. (a)                                   2,675        23,861
Cree, Inc. (a)                                               2,014        53,371
Intel Corp.                                                  2,373        72,353
International Rectifier Corp. (a)                            1,346        45,899
PMC-Sierra, Inc. (a)                                           852        26,633
Rambus, Inc. (a)                                             1,103        12,133
Texas Instruments, Inc.                                      1,000        32,850
Xilinx, Inc. (a)                                               785        32,891
                                                                      ----------
          Total Electronics - Semiconductors                             354,118
                                                                      ----------

Financial Services - 6.60%
Capital One Financial Corp.                                  1,308        79,762
Concord EFS, Inc. (a)                                        1,468        81,621
                                                                      ----------
          Total Financial Services                                       161,383
                                                                      ----------

                          AMERITOR SECURITY TRUST FUND
                            Portfolio of Investments
                                  June 30, 2001

                                                                        Value
                                                          Shares       (Note 1)
                                                        ----------    ----------
COMMON STOCK - 99.99%

Machine - Diversified - 3.68%
Applied Materials, Inc. (a)                                  1,752        89,895
                                                                      ----------
          Total Machine - Diversified                                     89,895
                                                                      ----------

Medical - Biotechnology - 7.14%
Cytyc Corp. (a)                                              3,700        85,100
Pfizer, Inc.                                                 2,200        89,540
                                                                      ----------
          Total Medical Biotechnology                                    174,640
                                                                      ----------

Pharmaceuticals - 3.86%
MedImmune, Inc. (a)                                          1,993        94,508
                                                                      ----------
          Total Pharmaceuticals                                           94,508
                                                                      ----------

Retail - 1.98%
Wal-Mart Stores, Inc.                                          990        48,451
                                                                      ----------
          Total Retail                                                    48,451
                                                                      ----------

Telecomunications - 9.09%
CIENA Corp. (a)                                                926        35,243
Gemstar-TV Guide International, Inc. (a)                     1,544        64,740
JDS Uniphase Corp. (a)                                       3,939        51,955
Vitesse Semiconductor Corp. (a)                                716        15,115
Vodafone Group PLC (a)                                       2,469        55,182
                                                                      ----------
          Total Telecommunications                                       222,235
                                                                      ----------

Telecommunications Equipment - 10.41%
Nokia Oyj                                                    2,377        52,532
Nortel Networks Corp.                                        1,563        14,145
QUALCOMM, Inc. (a)                                           2,800       159,600
Tellabs, Inc. (a)                                            1,525        28,441
                                                                      ----------
          Total Telecommunications Equipment                             254,718
                                                                      ----------

Wireless Equipment - 1.00%
Powerwave Technologies, Inc. (a)                             1,782        24,502
                                                                      ----------
          Total Internet Software                                         24,502
                                                                      ----------

Total Common Stock (Cost $4,448,850)                                   2,445,810
                                                                      ----------

INVESTMENT COMPANY - 0.01%                                 Par
Evergreen Money Market Treasury Institutional -
Money Market Fund Institutional Shares (Cost $347)     $      347            347
                                                                      ----------

Total Portfolio of Investments (Cost $4,449,197)                      $2,446,157
                                                                      ==========

(a)  Non-income producing security.

The accompanying notes are an integral part of the financial statements.

                            AMERITOR SERCURITY TRUST
                       Statements of Changes in Net Assets

                                                                 For the year     For the year
                                                                ended June 30,   ended June 30,
                                                                     2001             2000
                                                                 ------------     ------------

Increase (decrease) in net assets from operations:
     Net investment loss                                         $   (242,519)    $   (380,827)
     Net realized gain(loss) from investment transactions            (138,460)       4,251,452
     Change in unrealized appreciation
         of investments                                            (2,898,317)      (2,522,882)
                                                                 ------------     ------------
     Net increase(decrease) in net assets resulting
          from operations                                          (3,279,296)       1,347,743

Capital gain distributions to shareholders ($.08 per share)          (291,228)              --
                                                                 ------------     ------------

Decrease in net assets from trust share transactions (Note 3)        (188,441)        (331,658)
                                                                 ------------     ------------
     Increase in net assets                                        (3,758,965)       1,016,085

Net assets at beginning of period                                   6,185,224        5,169,139
                                                                 ------------     ------------

Net assets at end of period, including accumulated
     net investment loss of $6,243,600 at June 30, 2000          $  2,426,259     $  6,185,224
                                                                 ============     ============

    The accompanying notes are an integral part of the financial statements.

                            AMERITOR SERCURITY TRUST
                              Financial Highlights

                                                                        For the years ended
                                                                              June 30
                                             --------------------------------------------------------------------------
                                                2001            2000            1999            1998            1997
                                             ----------      ----------      ----------      ----------      ----------
Per Share  Operating Performance:
    Net asset value, beginning of
        period                               $     1.71      $     1.35      $     0.93      $     0.76      $     0.70
                                             ----------      ----------      ----------      ----------      ----------
    Net investment income (loss)                  (0.07)          (0.19)          (0.22)          (0.09)          (0.11)

Capital gain distributions                        (0.08)           0.00            0.00            0.00            0.00

    Net Realized and unrealized gain
    (loss) on investments                         (0.86)           0.55            0.64            0.26            0.17
                                             ----------      ----------      ----------      ----------      ----------
    Total from Investment operations              (1.01)           0.36            0.42            0.17            0.06

                                             ----------      ----------      ----------      ----------      ----------
Net asset value, end of period               $     0.70      $     1.71      $     1.35      $     0.93      $     0.76
                                             ==========      ==========      ==========      ==========      ==========

Ratio/Supplemental Data:
     Total Return                                (56.10)%         26.67%          46.33%          21.40%           8.89%
     Ratio of expenses to avg. net assets          6.07%           6.93%           7.24%           9.85%          12.42%
     Ratio of net investment income(loss)
         to average net assets                    (5.63)%         (6.61)%         (6.76)%         (8.95)%        (11.82)%
     Portfolio turnover                              22%             91%              0%             48%            193%
     Net Assets, end of period (000's)       $    2,426      $    6,185      $    5,169      $    3,903      $    4,397

    The accompanying notes are an integral part of the financial statements.

                             AMERITOR SECURITY TRUST
                       Statement of Assets and Liabilities
                                  June 30, 2001

Assets:
     Investments at value (Cost $4,449,197) (Note 1)               $  2,446,157
     Receivable - securities sold                                        11,582
     Interest and dividend receivable                                       492
                                                                   ------------
                 Total Assets                                         2,458,231
                                                                   ------------

Liabilities:
     Accounts payable and accrued expenses                               21,884
     Investment advisory and service fees payable (Note 4)               10,088
                                                                   ------------
                 Total Liabilities                                       31,972
                                                                   ------------

Net Assets                                                         $  2,426,259
                                                                   ============

Net assets consist of:
     Paid-in capital                                               $  4,861,113
     Unrealized depreciation of investments                          (2,003,040)
     Accumulated net realized losses from
          security transactions                                        (431,814)
                                                                   ------------
                                                                      2,426,259
                                                                   ============

Net asset value, offering price and redemption price
      per share ($2,426,259 divided by 3,442,698 shares
      of no par value trust shares)                                $       0.70
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                             AMERITOR SECURITY TRUST
                             Statement of Operations
                        For the year ended June 30, 2001

Investment Income:
     Dividends                                                   $      4,288
     Interest                                                          14,521
                                                                 ------------
                 Total Income                                                    $     18,809
                                                                                 ------------

Expenses:
     Investment advisory fee (Note 2)                                  43,088
     Fund administrative fees (Note 2)                                 50,000
     Professional fees                                                 50,332
     Shareholder servicing and recordkeeping fee (Note 2)              39,275
     Salaries and employee benefits (Note 2)                           31,908
     Rent (Note 2)                                                      3,353
     Computer services (Note 2)                                         2,529
     Security pricing fees                                             10,164
     Custodian fees                                                     4,161
     Reports to shareholders                                            8,194
     Trustees' fees and expenses (Note 2)                               7,586
     Registration fees                                                  4,429
     Miscellaneous                                                      6,309
                                                                 ------------
                 Total expenses                                                           261,328
                                                                                     ------------

                 Net investment loss                                                     (242,519)
                                                                                     ------------

Realized and Unrealized Gain/(Loss) on Investments (Notes 1 and 4):
     Net realized loss from investment transactions                                      (138,460)
     Change in unrealized appreciation of investments                                  (2,898,317)
                                                                                     ------------
     Net loss on investments                                                           (3,036,777)
                                                                                     ------------
     Net decrease in net assets resulting from operations                            $ (3,279,296)
                                                                                     ============

    The accompanying notes are an integral part of the financial statements.

Performance Graph

     The following graph provides a comparison of the change in the value of a $10,000 investment in the Fund and same investment in the S&P 500 Index for each fiscal year from June 30, 1992 to June 30, 2001.

                         Total Return vs S&P 500 Index

                               [GRAPHIC OMITTED]

                     -------------------------------------
                     Ameritor Security Fund        $12,943
                     S&P 500 Index                 $40,294
                     -------------------------------------

                     -------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR      5 YEAR      10 YEAR
                       (56.10)%      1.41%       2.61%
                     -------------------------------------

*    Past perfomance is not predictive of future performance.
**   S&P 500 Index is adjusted to reflect the reinvestment of dividends.

                             AMERITOR SECURITY TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 2001

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Ameritor Security Fund, (the "Fund"), is registered under the Investment Company act of 1940, as amended, as a non-diversified, open-end investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     A. SECURITY VALUATION - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

     B. INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and net capital gains, if any, after utilization of any capital loss carryforward, to shareholders and therefore no Federal income tax provision is required. Distributions from net realized gains, if any, are normally declared and paid annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards, post-October capital losses and net operating losses. The Fund was subject to income taxes during the year ended June 30, 2000 since it did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     C. INVESTMENT TRANSACTIONS - Investment transactions are recorded on the trade date. Realized gains and losses are determined by using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

     D. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     The investment advisory agreement with Ameritor Financial Corporation ("AFC"), an affiliate, provides for a fee based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, AFC received fees from the Fund for the performance of delegated services, (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at an annual rate of $20.00 per account.

     For the months of July and August 2000, AFC also received reimbursements from the Fund for the salaries and benefits of its employees who perform functions other than investment advisory and shareholder service functions for the Fund, for rent and for computer programming services.

     Beginning September 1, 2000, a Fund Accounting and Compliance Administration Agreement became effective. This agreement requires that AFC provide administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund. As compensation for these services, AFC receives a fee at the annual rate of 0.20% of the Fund's average daily net assets. The contract also provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $5,000 per month.

     Certain officers and trustees of the Fund are "affiliated persons" of the Investment Adviser, as defined by the Investment Company Act of 1940.

NOTE 3 - TRUST SHARES

     The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:

                                               For the year ended June 30,
                                         2001                              2000
                                         ----                              ----
                               Shares           Amount           Shares            Amount
                            ------------     ------------     ------------     ------------

     Shares sold                     874     $      1,324            5,771     $      8,297
     Shares issued through
         reimbursement           188,627          218,808              -0-              -0-
     Shares redeemed            (354,318)        (408,573)        (215,006)        (339,955)
                            ------------     ------------     ------------     ------------
     Net decrease               (164,817)    $   (188,441)        (209,235)    $   (331,658)
                            ------------     ------------     ------------     ------------


     Shares outstanding:
     Beginning of period               3,607,515                        3,816,750
                                    ------------                     ------------
     End of period                     3,442,698                        3,607,515
                                    ============                     ============

NOTE 4 - PURCHASE AND SALE OF SECURITIES

     During the year ended June 30, 2001 purchases and proceeds from sales of investment securities were $1,189,209 and $2,087,939, respectively. Net unrealized depreciation of investments aggregated $2,003,040, which relates to gross unrealized appreciation and gross unrealized depreciation of $214,854 and $2,217,894, respectively.

AMERITOR INVESTMENT FUND
4400 MacArthur Blvd., #301
Washington, D.C. 20007-2521
1-800-424-8570
202-625-6000 Washington, D.C. area

Transfer Agent
Ameritor Financial Corporation
4400 MacArthur Blvd., #301
Washington, D.C. 20007-2521

Custodian
First Union National Bank
123 S. Broad Street
Philadelphia, PA 19109

Independent Accountants
Tait, Weller & Baker
Suite 800
8 Penn Center Plaza
Philadelphia, PA 19103-2108

For more information about
Ameritor Investment Fund,
account information or daily
Net Asset Values, call:

Shareholder Services
1-800-424-8570
202-625-6000 Washington, D.C. area